EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Daxor Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2010 as filed with the Securities and Exchange Commission on the date thereof (the “Report”), I, David Frankel, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1)    The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities and Exchange Act of 1934; and

    (2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Daxor Corporation.

/s/ David Frankel
David Frankel
Chief Financial Officer
Principal Financial Officer
Principal Accounting Officer
November 11, 2010

A signed original of this written statement required by Section 906 has been provided to Daxor Corporation and will be retained by Daxor Corporation and furnished to the Securities and Exchange Commission or its staff upon request.